                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: DECEMBER 8, 1999
                        (Date of earliest event reported)


                         THE IMMUNE RESPONSE CORPORATION
             (Exact name of registrant as specified in its charter)


         DELAWARE                    0-18006                    33-0255679
(State or other jurisdiction       (Commission                (IRS Employer
    of incorporation)              File Number)             Identification No.)


                  5935 DARWIN COURT, CARLSBAD, CALIFORNIA 92008
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (760) 431-7080

Item 5.  Other Events

     The Immune Response Corporation announced that Connetics Corporation and XOMA, (US) LLC. agreed on December 8, 1999 to assign their T cell receptor (TCR) intellectual property to The Immune Response Corporation, in exchange for cash, stock and royalties. The Immune Response Corporation owns additional TCR-related intellectual property and intends to carry forward development of pharmaceutical products using the technology.

     Connetics and XOMA received cash payments and common stock of The Immune Response Corporation, as well as royalties on future sales of products. Dr. Arthur A. Vandenbark, one of the inventors of the assigned technology, additionally received royalties on future sales of products. The agreements assign to The Immune Response Corporation additional intellectual property related to TCR technology, creating a broader platform for the potential development of products to treat chronic connective tissue and autoimmune diseases such as rheumatoid arthritis, psoriasis and multiple sclerosis.

     This Form 8-K contains forward-looking statements. These statements represent The Immune Response Corporation's judgment as of this date and are subject to risks and uncertainties that could cause actual results or events to differ materially from those expressed in such forward-looking statements. Potential risks and uncertainties include, without limitation, those associated with product development, clinical trials, future revenues and profitability, and obtaining marketing approval. Actual results could differ materially from those anticipated due to certain risks inherent in the biotechnology industry and for companies engaged in the development of new products in a regulated market. These risks, including those related to the timing or results of pending or future clinical trials, changes in the status of collaborative relationships, and actions by the U.S. Food and Drug Administration or the U.S. Patent and Trademark Office, are discussed in the companies' most recent annual reports on Form 10-K and in other SEC filings.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS


     (c)  EXHIBITS

     10.1 Assignment Agreement dated as of December 8, 1999 by and among the Company and Connetics +

     10.2 Agreement dated as of December 8, 1999 by and among the Company and XOMA, (US) LLC +

-------------------
+ Confidential Treatment has been requested with respect to certain portions of this agreement.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: March 15, 2000

                                       THE IMMUNE RESPONSE CORPORATION


                                       By /s/ Howard Sampson
                                          --------------------------------------
                                          Howard Sampson
                                          Vice President, Finance,
                                          Chief Financial Officer, and Treasurer

                                  EXHIBIT INDEX

    EXHIBIT                        DESCRIPTION
    -------                        -----------
     10.1    Assignment Agreement dated as of December 8, 1999 by and among the
             Company and Connetics +

     10.2 Agreement dated as of December 8, 1999 by and among the Company and XOMA, (US) LLC +

-------------------
+ Confidential Treatment has been requested with respect to certain portions of this agreement.